UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240 14a-12

ABRI SPAC I, INC.

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABRI SPAC I, INC.
9663 Santa Monica Blvd., No. 1091
Beverly Hills, CA 90210

NOTICE OF GENERAL MEETING

TO BE HELD August 7, 2023

TO THE STOCKHOLDERS OF
ABRI SPAC I, INC.

On behalf of the Board of Directors of Abri SPAC I, Inc. (the “Company,” “ABRI” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 10:00 a.m. Eastern Time on August 7, 2023. ABRI will be holding the Special Meeting via teleconference using the following dial-in information:

US Toll Free	1 800-450-7155
International (standard rates apply)	+1 857-999-9155
Conference ID	6351295#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/abri-spac/2023

We are first mailing these materials to our stockholders on or about July 27, 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend ABRI’s amended and restated certificate of incorporation (the “Charter”), to (a) extend the date by which ABRI has to consummate a business combination (the “Charter Amendment”), from August 12, 2023 to February 12, 2024, (such date actually extended being referred to as the “Extended Termination Date”), and (b) to remove the net tangible asset requirement (the “NTA Requirement”) so that the Company is not required to have net tangible assets of at least $5,000,001 to consummate a Business Combination (the “NTA Amendment”). We refer to the Extension Amendment and the NTA Amendment proposal as the “Charter Amendment Proposals;”

(ii) Proposal 2 — A proposal to further amend ABRI’s investment management trust agreement, dated as of August 9, 2021, as amended on December 9, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date until February 12, 2024, (the “Trust Amendment”) with no additional payment to the trust account (we refer to this proposal as the “Trust Amendment Proposal”); and

(iii) Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”).

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The purpose of the Charter Amendment Proposals and the Trust Amendment Proposal is to allow the Company additional time to complete the Proposed Business Combination. In addition, Abri will not be required to maintain net tangible assets of $5,000,001 in order to complete a Business Combination. The Company’s Charter, as Amended on December 9, 2022, provides that the Company has until August 12, 2023 (the “Termination Date”) to complete an initial business combination. There is not sufficient time before August 12, 2023 for the Company to complete the Proposed Business Combination given the projected timetable for finalizing a registration statement under the Securities Act of 1933 on Form S-4 (the “Proposed Business Combination Registration Statement”), initially filed with the Securities and Exchange Commission (“SEC”) on November 3, 2022, and having it declared effective prior to holding a Special Meeting of the Company to consider the Proposed Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate the Proposed Business Combination.

In addition, the Company is proposing to amend its Charter to remove the requirement that the Company must have net tangible assets of at least $5,000,001 to consummate a Business Combination. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”), to not be deemed a penny stock issuer. In addition, in the event the NTA Amendment is approved, the Company will not be required to maintain net tangible assets of $5,000,001 in order to complete a Business Combination.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company would have until February 12, 2024 to consummate the Proposed Business Combination.

Upon the closing of the Company’s IPO, approximately $57.3 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities. At a special meeting of Abri’s stockholders held on December 9, 2022 (the “Extension Meeting”), Abri’s stockholders approved (i) a proposal to amend Abri’s amended and restated certificate of incorporation, and (ii) a proposal to amend the Management Trust Agreement with the Transfer Agent, to extend the date by which Abri has to consummate a business combination until August 12, 2023, on an as needed, month-to-month basis. In connection with the Extension Meeting held on December 9, 2022, public stockholders of Abri Common Stock requested redemption of 4,481,548 shares or 78% of the public shares of Common Stock. On July 26, 2023, there was approximately $13.8 million in the Trust Account.

The Board has fixed the close of business on July 12, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 2,980,450 shares of common stock, $0.0001 par value, issued and outstanding (the “Common Stock”), including 1,252,372 outstanding public shares of Common Stock. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Each of the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment Proposals and the Trust Amendment Proposal is to allow ABRI more time to complete its proposed business combination, and for Abri not to be required to maintain net tangible assets of $5,000,001 in order to complete a Business Combination.

The Company’s Current Charter and Trust Agreement provide that ABRI has only until August 12, 2023 to complete a business combination. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate a business combination from August 12, 2023 until February 12, 2024. In addition, Abri will not be required to maintain net tangible assets of $5,000,001 in order to complete a Business Combination.

On September 9, 2022, ABRI entered into an definitive Merger Agreement (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among Abri Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Abri (“Merger Sub”), Logiq, Inc., a Delaware corporation (“DLQ Parent”) whose common stock is quoted on the OTCQX Market under the ticker symbol, “LGIQ”, and DLQ, Inc., a Nevada corporation (“DLQ”) and wholly owned subsidiary of DLQ Parent, pursuant to which Merger Sub will merge with and into DLQ (the “Proposed Business Combination”) with DLQ surviving the Merger as a wholly owned subsidiary of Abri (the “Surviving Corporation”). In addition, in connection with the consummation of the Proposed Business Combination, ABRI will be renamed “Collective Audience, Inc.” (“CAUD”).

The Merger Agreement provides that ABRI has agreed to acquire all of the outstanding equity interests of DLQ in exchange for an aggregate of 11,400,000 shares of ABRI Common Stock, par value $0.0001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of DLQ’s common stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the Per Share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of DLQ’s common stock equal to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the shares of DLQ’s common stock that are issued and outstanding immediately prior to the Effective Time.

On May 1, 2023 Abri, Abri Sub, DLQ Parent, and DLQ entered into an amendment to the Merger Agreement (the “Merger Agreement Amendment”) removing the closing condition requiring Abri to have net tangible assets in excess of $5,000,001 either immediately prior to or upon consummation of the Merger. The Merger is expected to be consummated after obtaining the required approval by the stockholders of Abri, DLQ and DLQ Parent and the satisfaction of certain other customary closing conditions.

On June 8, 2023 Abri, Abri Sub, DLQ Parent, and DLQ entered into an amendment to the Merger Agreement (the “Second Merger Agreement Amendment”) to (i) amend the exchange on which its securities can be listed in connection with the Business Combination to include being listed on Nasdaq Global Market, and (ii) waive any default of Section 9.1(i) of the Merger Agreement for having received the MVLS Notice from Nasdaq.

If the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved.

Background

ABRI was incorporated in Delaware on March 18, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated August 9, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter as amended on December 9, 2022, ABRI has until August 12, 2023, which includes two 3-month extensions and six one-month extensions, to complete the Business Combination. On August 5, 2022, Abri deposited $573,392 into the Trust Account for the first of two 3-month extensions to extend the time to complete the Business Combination until November 12, 2022. On November 1, 2022, Abri deposited $573,392 into the Trust Account for the second of two 3-month extensions to extend the time to complete the Business Combination until February 12, 2023. After the approval to extend the Termination Date to August 12, 2023 at the Extension Meeting, the Company made additional Extension payments into the Trust. On February 6, 2023, March 10, 2023, April 11, 2023, May 11, 2023, June 9, 2023 and July 10, 2023, Abri deposited $87,500 for each one-month extension (or $525,000 in total) into the Trust Account to extend the time to complete a business combination to August 12, 2023.

If ABRI is unable to complete the Proposed Business Combination, within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to ABRI (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, ABRI would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior Merger Discussions with Apifiny Inc.

On January 27, 2022, Abri, Abri Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Abri (“Merger Sub”), Apifiny Inc., and the Sponsor (collectively, the “Apifiny Merger Parties”), signed a merger agreement, where Merger Sub would merge with Apifiny Inc., and Apifiny Inc. would be the surviving corporation in a “reverse triangular merger” transaction (the “Apifiny Merger Agreement”).

On July 22, 2022, the Apifiny Merger Parties entered into a termination of merger letter agreement (the “Merger Termination Agreement”). Pursuant to the Merger Termination Agreement, the Apifiny Merger Parties agreed to mutually terminate the Apifiny Merger Agreement, subject to the representations, warranties, conditions and covenants set forth in the Merger Termination Agreement. All Additional Agreements (as defined in the Apifiny Merger Agreement) (including the Parent and Company Stockholder Support Agreements) have also been terminated in accordance with their respective terms as of July 22, 2022, the Apifiny Merger Agreement Termination Date.

The Prior Extensions

As disclosed in the Company’s prospectus dated August 9, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter, if ABRI does not complete the initial Business Combination within twelve (12) months from the closing of the IPO, ABRI could extend the time to complete a business combination until August 12, 2023 with two 3-month extensions, by depositing an additional $573,392 into the Trust Account for each such extension.

On August 12, 2022, in connection with the first extension, Abri deposited $573,392 into the trust account of ABRI (the “Trust Account”), which holds the net proceeds of the IPO, together with interest earned thereon, less amounts released to pay tax obligations, to extend the time to complete a business combination to November 12, 2022.

On November 1, 2022, in connection with the second extension, Abri deposited $573,392 into the Trust Account to extend the time to complete a business combination to February 12, 2023.

After the approval to extend the Termination Date to August 12, 2023 at the Extension Meeting, the Company made additional Extension payments into the Trust. On February 6, 2023, March 10, 2023, April 11, 2023, May 11, 2023, June 9, 2023 and July 10, 2023, Abri deposited $87,500 for each one-month extension (or $525,000 in total) into the Trust Account to extend the time to complete a business combination to August 12, 2023.

ABRI and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination, but have determined that there will not be sufficient time before August 12, 2023 to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Proposed Business Combination. Accordingly, ABRI’s board has determined that, given ABRI’s expenditure of time, effort and money on identifying DLQ as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposals and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposals and the Trust Amendment Proposal are so approved, and the Charter and the Trust Agreement are amended, ABRI will have to consummate the Proposed Business Combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposals the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If ABRI’s board of directors determines that ABRI will not be able to consummate an initial business combination by the Extended Termination Date, ABRI would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Charter Amendment Proposals, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to ABRI to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter

Amendment Proposals, the Trust Amendment Proposal and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposals and the Trust Amendment Proposal.

Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $13.8 million of marketable securities as of July 26, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if ABRI has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,728,078 shares of our common stock, which include 1,433,480 shares which we refer to as the “Founder Shares”, that were issued prior to our IPO and 294,598 shares that were part of the private units purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Shares”).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or August 5, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of July 26, 2023, there was approximately $13.8 million in the Trust Account. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to February 12, 2024, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation could be higher than $11.02 per share (without taking into account any interest), in comparison to the current redemption price of approximately $11.02 per share. The closing price of the Company’s common stock on July 26, 2023 was $11.00. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment proposals are not approved, and we do not consummate a business combination by August 12, 2023, as contemplated by our IPO prospectus and in accordance with our Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposals and the Trust Amendment Proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposals unless our stockholders approve the Charter Amendment Proposals and the Trust Amendment

Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposals and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposals and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on July 12, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposals, the Trust Amendment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Jeffrey Tirman
Jeffrey Tirman
Chief Executive Officer
July 26, 2023

ABRI SPAC I, INC.
9663 Santa Monica Blvd., No. 1091
Beverly Hills, CA 90210

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 7, 2023

July 26, 2023

To the Stockholders of Abri SPAC I, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Abri SPAC I, Inc. (“ABRI”), a Delaware corporation, will be held on August 7, 2023, at 10:00 a.m. Eastern Time. The Company will be holding the Special Meeting via teleconference using the following dial-in information:

US Toll Free	1 800-450-7155
International (standard rates apply)	+1 857-999-9155
Conference ID	6351295#

Special Meeting-meeting webpage (information, webcast, telephone access and replay): https://www.cstproxy.com/abri-spac/2023

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.      A proposal to amend ABRI’s amended and restated certificate of incorporation (the “Charter”), to (a) extend the date by which ABRI has to consummate a business combination (the “Charter Amendment”) to February 12, 2024 (such date extended being referred to as the “Extended Termination Date”), and (b) to remove the net tangible asset requirement (the “NTA Requirement”) so that the Company is not required to have net tangible assets of at least $5,000,001 to consummate a Business Combination (the “NTA Amendment”). We refer to the Extension Amendment and the NTA Amendment proposal as the “Charter Amendment Proposals”);

2.      A proposal to further amend ABRI’s investment management trust agreement, dated as of August 9, 2021, as amended on December 9, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date until February 12, 2024 with no additional payment to the trust account (we refer to this proposal as the “Trust Amendment Proposal”); and

3.      a proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

4.      To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on July 12, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ Jeffrey Tirman
Chief Executive Officer

New York, New York
July 26, 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 7, 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/abri-spac/2023

ABRI SPAC I, INC.
9663 Santa Monica Blvd., No. 1091
Beverly Hills, CA 90210

PRELIMINARY PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 7, 2023
FIRST MAILED ON OR ABOUT JULY 27, 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Abri SPAC I, Inc. (“the Company,” “ABRI” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on August 7, 2023 at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Due to the COVID-19 pandemic, ABRI will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

US Toll Free	800-450-7155
International (standard rates apply)	+1 857-999-9155
Conference ID	6351295#

Special Meeting-meeting webpage (information, webcast, telephone access and replay): https://www.cstproxy.com/abri-spac/2023

The principal executive office of the Company is 9663 Santa Monica Blvd., No. 1091, Beverly Hills, CA 90210, and its telephone number, including area code, is (424) 732-1021.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.      Proposal 1 — A proposal to amend ABRI’s amended and restated certificate of incorporation (the “Charter”), to (a) extend the date by which ABRI has to consummate a business combination (the “Charter Amendment”), from August 12, 2023 to February 12, 2024 (such date extended being referred to as the “Extended Termination Date”), and (b) to remove the net tangible asset requirement (the “NTA Requirement”) so that the Company is not required to have net tangible assets of at least $5,000,001 to consummate a Business Combination (the “NTA Amendment”). We refer to this proposal as the “Charter Amendment Proposals”;

2.      Proposal 2 — A proposal to amend ABRI’s investment management trust agreement, dated as of August 9, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) allowing the Company to extend time to complete a business combination to February 12, 2024, the Extended Termination Date with no additional payment to the trust account (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

3.      Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

4.      To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

Background

ABRI was incorporated in Delaware on March 18, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated August 9,

2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter, ABRI was entitled to two 3-month extensions to extend the time to complete the Business Combination until August 12, 2023 by depositing an additional $573,392 into the Trust Account for each 3-month extension. After the approval to extend the Termination Date to August 12, 2023 at the Extension Meeting, the Company made additional Extension payments into the Trust. On February 6, 2023, March 10, 2023, April 11, 2023, May 11, 2023, June 9, 2023 and July 10, 2023, Abri deposited $87,500 for each one-month extension (or $525,000 in total) into the Trust Account to extend the time to complete a business combination to August 12, 2023. Abri has until August 12, 2023 to complete the Proposed Business Combination.

If ABRI was unable to complete its initial business combination within such period (as extended as described herein), it would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to ABRI (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, ABRI would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The purpose of the Charter Amendment Proposals and the Trust Amendment Proposal is to allow the Company additional time to complete the Proposed Business Combination or any potential alternative initial business combination. The Company’s prospectus for its IPO and its Charter provide that the Company has until August 12, 2023 (the “Original Termination Date”) to complete the Proposed Business Combination. There is not sufficient time before August 12, 2023 for the Company to complete the Proposed Business Combination given the projected timetable, finalizing the registration statement on Form S-4 under the Securities Act of 1933 (the “Proposed Business Combination Registration Statement”) initially filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2022, and having it declared effective prior to holding a Special Meeting of the Company to consider the Proposed Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company would have up to an additional three (3) months after the Original Termination Date to consummate the Proposed Business Combination or any potential alternative initial business combination, until February 12, 2024.

Upon the closing of the Company’s IPO, approximately $57.3 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities.

At a special meeting of Abri’s stockholders held on December 9, 2022 (the “Extension Meeting”), Abri’s stockholders approved (i) a proposal to amend Abri’s amended and restated certificate of incorporation, and (ii) a proposal to amend the Management Trust Agreement with the Transfer Agent, to extend the date by which Abri has to consummate a business combination until August 12, 2023, on an as needed, month-to-month basis. In connection with the Extension Meeting held on December 9, 2022, public stockholders of Abri Common Stock requested redemption of 4,481,548 shares or 78% of the public shares of Common Stock. On July 26, 2023, there was approximately $13.8 million in the Trust Account.

The Board has fixed the close of business on July 12, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 2,980,450 shares of Common Stock, $0.0001 par value, issued and outstanding (the “Common Stock”), including 1,252,372 outstanding public shares of Common Stock (the “Public Shares”). Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

On September 9, 2022, ABRI entered into an definitive Merger Agreement (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among Abri Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Abri (“Merger Sub”), Logiq, Inc., a Delaware corporation (“DLQ Parent”) whose common stock is quoted on the OTCQX Market under the ticker symbol, “LGIQ”, and DLQ, Inc., a Nevada corporation (“DLQ”) and wholly owned subsidiary of DLQ Parent, pursuant to which Merger Sub will merge with and into DLQ (the “Proposed Business Combination”) with DLQ surviving the Merger as a wholly owned subsidiary of Abri (the “Surviving Corporation”). In addition, in connection with the consummation of the Proposed Business Combination, ABRI will be renamed “Collective Audience, Inc.” (“CAUD”).

The Merger Agreement provides that ABRI has agreed to acquire all of the outstanding equity interests of DLQ in exchange for an aggregate of 11,400,000 shares of ABRI Common Stock, par value $0.0001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of DLQ’s common stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the Per Share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of DLQ’s common stock equal to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the shares of DLQ’s common stock that are issued and outstanding immediately prior to the Effective Time.

On May 1, 2023 Abri, Abri Sub, DLQ Parent, and DLQ entered into an amendment to the Merger Agreement (the “Merger Agreement Amendment”) removing the closing condition requiring Abri to have net tangible assets in excess of $5,000,001 either immediately prior to or upon consummation of the Merger. The Merger is expected to be consummated after obtaining the required approval by the stockholders of Abri, DLQ and DLQ Parent and the satisfaction of certain other customary closing conditions.

On June 8, 2023 Abri, Abri Sub, DLQ Parent, and DLQ entered into an amendment to the Merger Agreement (the “Second Merger Agreement Amendment”) to (i) amend the exchange on which its securities can be listed in connection with the Business Combination to include being listed on Nasdaq Global Market, and (ii) waive any default of Section 9.1(i) of the Merger Agreement for having received the MVLS Notice from Nasdaq.

If the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved.

The purpose of the Charter Amendment Proposals and the Trust Amendment Proposal is to allow ABRI more time to complete its Proposed Business Combination. ABRI’s Charter provides that ABRI has only until August 12, 2023 to complete a business combination.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.     What is being voted on?

A.     You are being asked to consider and vote upon (x) a proposal to amend the Company’s Charter (such amendment, the “Charter Amendment Proposals”) and to amend the Investment Management Trust Agreement (the “Trust Amendment Proposal”) to allow the Board to extend the date to consummate a business combination on an as-needed, month-to-month basis, from August 12, 2023 to February 12, 2024 (the latest such date extended being referred to as the “Extended Termination Date”), without another stockholder vote, the date by which, if the Company has not consummated a merger, merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving one or more businesses or entities, the Company must: (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to ABRI (net of taxes payable), divided by the number of then outstanding shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law; and (y) a proposal to adjourn the Special Meeting if necessary.

Q.     Why is the Company proposing the Charter Amendment Proposals and the Trust Amendment Proposal?

A.     ABRI was incorporated in Delaware on March 18, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. On August 9, 2021, the Company consummated its initial public offering (“IPO”) and the underwriters’ partial exercise of over-allotment option on August 23, 2021. Simultaneously with the closing of the IPO and the exercise of the partial exercise by the underwriter of its over-allotment option, the Company consummated the private placement for the sale of private units (“Private Placement”) with ABRI Ventures I, LLC (the “Sponsor”) containing an aggregate of 294,598 shares of Common Stock (the “Private Placement Shares”). $57,339,200 from the net proceeds of the units sold in the IPO and the Private Placement was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) for the benefit of the persons holding Public Shares (“Public Stockholders”).

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before August 12, 2023. The Company has identified the Target for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

In addition, the purpose of the NTA Amendment, which is included in the Charter Amendment Proposals, is to ensure that, in connection with its Initial Business Combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Charter to remove the requirement that the Company have net tangible assets of at least $5,000,001 to consummate a Business Combination. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”), to not be deemed a penny stock issuer by being listed on Nasdaq Capital or Global Market. If the NTA Amendment is approved, the Company will not be required to maintain net tangible assets in order to complete the Proposed Business Combination.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Stockholders of the Company should be given an opportunity to consider and vote on the Proposed Business Combination or an alternative initial business combination. We do not believe that we will have sufficient time to consummate the Proposed Business Combination or an alternative initial business combination prior to August 12, 2023. Therefore, we are seeking approval of the Charter Amendment Proposals and the Trust Amendment Proposal.

The Board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete the Proposed Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposals and the Trust Amendment Proposal to extend the Company’s corporate existence and time to complete the Proposed Business Combination.

YOU ARE NOT BEING ASKED TO VOTE ON THE PROPOSED BUSINESS COMBINATION AT THIS TIME. IF THE CHARTER AMENDMENT PROPOSALS IS APPROVED AND THE CHARTER AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE PROPOSED BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q.     Why should I vote for the Charter Amendment Proposals and the Trust Amendment Proposal?

A.     The Board believes stockholders will benefit from the Company’s consummating the Proposed Business Combination and is proposing the Charter Amendment Proposals and the Trust Amendment Proposal to extend the date by which the Company has to complete the Proposed Business Combination. Approval of the Charter Amendment Proposals and the Trust Amendment Proposal would give the Company additional time to complete the Proposed Business Combination or a potential alternative initial business combination and would allow you as a stockholder the benefit of voting for the Proposed Business Combination or a potential alternative initial business combination and remaining a stockholder in the post-business combination company, if you desire.

The Board is including the NTA Amendment in the Charter Amendment Proposals so that the Company will not be required to maintain net tangible assets in order to complete the Proposed Business Combination.

Accordingly, we believe that the Charter Amendment Proposals and the Trust Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Charter Amendment Proposals and the Trust Amendment Proposal.

Q.     May I redeem my Public Shares in connection with the vote on the Charter Amendment Proposals and the Trust Amendment Proposal?

A.     Yes. Under our Charter, the submission of a matter to amend our Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Charter Amendment Proposals and the Trust Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, with respect to holders’ right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Charter Amendment Proposals and the Trust Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Proposed Business Combination or a potential alternative initial business combination on or before each Extension date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or a potential alternative initial business combination.

Q.     Why is the Company proposing the Adjournment Proposal?

A.     To allow the Company more time to solicit additional proxies in favor of the Charter Amendment Proposals and the Trust Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Charter Amendment Proposals and the Trust Amendment Proposal.

Q.     How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.     All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Charter Amendment Proposals and the Trust Amendment Proposal and the Adjournment Proposal.

Our executive officers and directors are not entitled to redeem such shares in connection with the Charter Amendment Proposals and the Trust Amendment Proposal. On the Record Date, they held 1,728,078 shares of Common Stock representing approximately 58% of the Company’s issued and outstanding shares of Common Stock.

Q.     What vote is required to adopt the proposals?

A.     Charter Amendment Proposals.    The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Trust Amendment Proposal.    The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Adjournment Proposal.    The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Q.     What if I do not want to approve the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal?

A.     If you do not want to approve the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposals unless our stockholders approve the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q.     Will you seek any further extensions to liquidate the trust account?

A.     Other than extending the Extended Termination Date from August 12, 2023, to February 12, 2024, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.     What happens if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved?

A.     If the Charter Amendment Proposals and the Trust Amendment Proposal are not approved at the Special Meeting, it will trigger our automatic winding up, liquidation and dissolution of the Company pursuant to the terms of our Charter. No vote would be required from our stockholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Charter.

If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Stockholders the amount in the trust account calculated as of the date that is two (2) days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Stockholders with respect to amounts that are owed to them.

We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Our stockholders as of immediately prior to our IPO, including our Sponsor (our “Initial Stockholders”), have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the shares of Common Stock held or controlled by our Initial Stockholders prior to the IPO (“Founder Shares”) and the Private Placement Shares purchased simultaneously with the consummation of the IPO, and to vote their Founder Shares and Private Placement Shares in favor of any dissolution and plan of distribution which we submit to a vote of stockholders.

Q.     If the Extension Proposal and the Trust Amendment Proposal are approved, what happens next?

A.     If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate the Proposed Business Combination until the Extended Termination Date on August 12, 2023, or a potential alternative initial business combination until the Extended Termination Date, as applicable, or an earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Proposed Business Combination or an alternative business combination by the Extended Termination Date or August 12, 2023, and does not wish to seek an additional extension.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares of Common Stock held by the Company’s officers, directors and their affiliates.

Q.     Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.     Unless you elect to redeem your shares in connection with this stockholder vote to approve the Charter Amendment Proposals and the Trust Amendment Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to Stockholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Proposed Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q.     How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC the Company’s proxy solicitation agent at: Toll Free: (800) 662-5200 or (203) 658-9400 or Email: ASPA.info@investor.morrowsodali.com, prior to the commencement of the Special Meeting.

Q.     How are votes counted?

A.     The Company’s proxy agent, Morrow Sodali LLC will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Charter Amendment Proposals.    The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Trust Amendment Proposal.    The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Adjournment Proposal.    The Extension Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposals unless our stockholders approve the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q:     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:     No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Charter Amendment Proposals and the Trust Amendment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Charter), but the abstention will have no effect on the outcome of such proposal.

Q:     What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:     At the Special Meeting, ABRI will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a stockholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Charter Amendment Proposals and the Trust Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by ABRI without an indication of how the stockholder intends to vote on a proposal will be voted as recommended by the Board.

Q:     If I am not going to attend the Special Meeting, should I return my proxy card instead?

A:     Yes. Whether you plan to attend the Special Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Special Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
Email: ASPA.info@investor.morrowsodali.com

Unless revoked, a proxy will be voted at the Special Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.     What is a quorum requirement?

A.     A quorum of Stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the Special Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the Special Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the Special Meeting, 209,216 Public Shares, in the aggregate, would be required to achieve a quorum.

Q.     Who can vote at the Special Meeting?

A.     Only holders of record of the Company’s Public Shares at the close of business on July 12, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were 2,980,450 shares of Common Stock outstanding of the Company, including 1,252,372 outstanding Public Shares.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     Does the Board recommend voting for the Charter Amendment Proposals, the Trust Amendment Proposal. and the Adjournment Proposal?

A.     Yes. The Board recommends that the Company’s Stockholders vote “FOR” the Charter Amendment Proposals, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposals and the Trust Amendment Proposal?

A.     The Company’s directors, officers and their affiliates have interests in the Charter Amendment Proposals and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and rights that will become worthless if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.     What if I object to the Charter Amendment Proposals or the Trust Amendment Proposal? Do I have appraisal rights?

A.     Company Stockholders do not have appraisal rights in connection with the Charter Amendment Proposals or the Trust Amendment Proposal.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I redeem my Public Shares of the Company?

A.     In connection with the Special Meeting and the vote on the Extension Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, E-mail: spacredemptions@continentalstock.com, no later than two (2) business days prior to the Special Meeting. If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two (2) business days prior to the Special Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     ABRI will pay the cost of soliciting proxies for the Special Meeting. ABRI has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. ABRI has agreed to pay Morrow Sodali a fee of up to $25,000, plus disbursements. ABRI will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. ABRI will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. ABRI’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact ABRI’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
Email: ASPA.info@investor.morrowsodali.com

You may also obtain additional information about ABRI from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated August 9, 2021 and filed with the SEC on August 11, 2021 pursuant to Rule 424(b)(4) (File No. 333- 257916), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 04, 2022, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 31, 2023, and any that may be set forth in the Proposed Business Combination Registration Statement on Form S-4. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

ABRI was incorporated in Delaware on March 18, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. ABRI has up to August 12, 2023 to consummate a Business Combination (if the time to complete a business combination is extended). If ABRI is unable to complete its initial business combination within such period (as extended as described herein), it will (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to ABRI (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, ABRI will dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Following the closing of the IPO on August 12, 2021 and the underwriters’ partial exercise of over-allotment option on August 23, 2021, $57,339,200 from the net proceeds of the sale of the Public Units in the IPO and the sale of the Private Units was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). The funds held in the Trust Account is and will be invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, so that ABRI is not deemed to be an investment company under the Investment Company Act. except with respect to interest earned on the funds held in the Trust Account that may be released to ABRI to pay its income or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of a Business Combination or the redemption of 100% of the outstanding shares of common stock if ABRI has not completed a Business Combination in the required time period. The proceeds held in the Trust Account may be used as consideration to pay the sellers of a target business with which ABRI completes a Business Combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business.

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if it has not consummated a business combination(s) on or before August 12, 2023. The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The mailing address of our principal executive office is: 9663 Santa Monica Blvd., No. 1091, Beverly Hills, CA 90210.

Proposed Business Combination

On September 9, 2022, ABRI entered into an definitive Merger Agreement (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among Abri Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Abri (“Merger Sub”), Logiq, Inc., a Delaware corporation (“DLQ Parent”) whose common stock is quoted on the OTCQX Market under the ticker symbol, “LGIQ”, and DLQ, Inc., a Nevada corporation (“DLQ”) and wholly owned subsidiary of DLQ Parent, pursuant to which Merger Sub will merge with and into DLQ (the “Proposed Business Combination”) with DLQ surviving the Merger as a wholly owned subsidiary of Abri (the “Surviving Corporation”). In addition, in connection with the consummation of the Proposed Business Combination, ABRI will be renamed “Collective Audience, Inc.” (“CAUD”).

The Merger Agreement provides that ABRI has agreed to acquire all of the outstanding equity interests of DLQ for an aggregate of 11,400,000 shares of ABRI Common Stock, par value $0.001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of DLQ’s common stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the per share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of DLQ’s common stock equal to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the shares of DLQ’s common stock that are issued and outstanding immediately prior to the Effective Time.

On May 1, 2023 Abri, Abri Sub, DLQ Parent, and DLQ entered into an amendment to the Merger Agreement (the “First Merger Agreement Amendment”) removing the closing condition requiring Abri to have net tangible assets in excess of $5,000,001 either immediately prior to or upon consummation of the Merger.

On June 8, 2023 Abri, Abri Sub, DLQ Parent, and DLQ entered into an amendment to the Merger Agreement (the “Second Merger Agreement Amendment”) to (i) amend the exchange on which its securities can be listed in connection with the Business Combination to include being listed on Nasdaq Global Market, and (ii) waive any default of Section 9.1(i) of the Merger Agreement for having received the MVLS Notice from Nasdaq.

Prior Merger Discussions with Apifiny Inc.

On January 27, 2022, Abri, Abri Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Abri (“Merger Sub”), Apifiny Inc., and the Sponsor (collectively, the “Apifiny Merger Parties”), signed a merger agreement, where Merger Sub would merge with Apifiny Inc., and Apifiny Inc. would be the surviving corporation in a “reverse triangular merger” transaction (the “Apifiny Merger Agreement”).

On July 22, 2022, the Apifiny Merger Parties entered into a termination of merger letter agreement (the “Merger Termination Agreement”). Pursuant to the Merger Termination Agreement, the Apifiny Merger Parties agreed to mutually terminate the Apifiny Merger Agreement, subject to the representations, warranties, conditions and covenants set forth in the Merger Termination Agreement. All Additional Agreements (as defined in the Apifiny Merger Agreement) (including the Parent and Company Stockholder Support Agreements) have also been terminated in accordance with their respective terms as of July 22, 2022, the Apifiny Merger Agreement Termination Date.

The Prior Extensions

As disclosed in the Company’s prospectus dated August 9, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter, if ABRI does not complete the initial Business Combination within twelve (12) months from the closing of the IPO, ABRI could extend the time to complete a business combination until August 12, 2023 with two 3-month extensions, by depositing an additional $573,392 into the Trust Account for each such extension (or $0.10 for each share of common stock issued in the IPO). If ABRI was unable to complete its initial business combination within such period, it would cease all operations except for the purpose of winding up the Company.

On August 12, 2022, in connection with the first extension, Abri deposited $573,392 (or $0.10 for each share of common stock issued in the IPO) into the trust account of ABRI (the “Trust Account”), which holds the net proceeds of the IPO, together with interest earned thereon, less amounts released to pay tax obligations, to extend the time to complete a business combination to November 12, 2022.

On November 1, 2022, in connection with the second extension, Abri deposited $573,392 (or $0.10 for each share of common stock issued in the IPO) into the Trust Account to extend the time to complete a business combination to August 12, 2023.

After the approval to extend the Termination Date to August 12, 2023 at the Extension Meeting, the Company made additional Extension payments into the Trust. On February 6, 2023, March 10, 2023, April 11, 2023, May 11, 2023, June 9, 2023 and July 10, 2023, Abri deposited $87,500 for each one-month extension (or $525,000 in total) into the Trust Account to extend the time to complete a business combination to August 12, 2023.

ABRI and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination and finalizing the Proposed Business Combination Registration Statement related to the transaction, but have determined that there will not be sufficient time before August 12, 2023 to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Proposed Business Combination. Accordingly, ABRI’s board has determined that, given ABRI’s expenditure of time, effort and money on identifying DLQ as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposals and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposals and the Trust Amendment Proposal are so approved, and the Charter and the Trust Agreement are amended, ABRI will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposals and the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If ABRI’s board of directors determines that ABRI will not be able to consummate an initial business combination by the Extended Termination Date, ABRI would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Charter Amendment Proposals and the Trust Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to ABRI to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposals. However, ABRI will not proceed with the Charter Amendment Proposals or the Trust Amendment Proposal if the redemption of public shares in connection therewith would cause ABRI to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $57.8 million of marketable securities as of November 17, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if ABRI has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,728,078 shares of our common stock, which includes 1,433,480 shares that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 294,598 shares of our common stock, which we refer to as the “Private Placement Shares”, that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or August 5, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of July 26, 2023, there was approximately $13.8 million in the Trust Account. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to August 12, 2023, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation could be higher than $11.02 per share (without taking into account any interest), in comparison to the current redemption price of approximately $11.02 per share. The closing price of the Company’s common stock on July 26, 2023 was $11.00. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are not approved and we do not consummate a business combination by August 12, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposals and the Trust Amendment Proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposals and the Trust Amendment Proposal unless our stockholders approve the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposals and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposals and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on July 12, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on July 12, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about July 27, 2023.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 2,980,450. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 1,490,226 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters. As of the Record Date for the Special Meeting, 209,215 Public Shares, in the aggregate, would be required to achieve a quorum.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment Proposals) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment Proposals	At least 65% of outstanding shares	No
Trust Amendment Proposal	At least 65% of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s initial stockholders, sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Proposed Business Combination;

•        the fact that if the Proposed Business Combination is not approved, in accordance with our Charter, the 1,433,480 Founder Shares held by our sponsor, our officers and directors, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 276,250 Private Placement Shares included in the private units that were acquired simultaneously with the IPO in the private placement for an aggregate purchase price of $2,762,500 and the additional 18,348 Private Placement Shares that were included in the private units acquired in connection with the exercise of the overallotment option for an aggregate purchase price of

$183,480. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Shares, such Founder Shares and Private Placement Shares had an aggregate market value of approximately $19 million based on the last sale price of $11.00, on Nasdaq on July 26, 2023;

•        if we are unable to complete a business combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.20 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•        all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Proposed Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•        our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Proposed Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Proposed Business Combination is not completed. As of July 26, 2023 no out-of-pocket expenses are owed to ABRI’s officers, directors and Sponsor.

Additionally, if the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Extension are implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•        You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal.

•        You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Morrow Sodali LLC (“Morrow Sodali”) its customary fee and out-of-pocket expenses. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Bruce H. Goldfarb or Chuck Garske at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
Email: ASPA.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Abri SPAC I, Inc., 9663 Santa Monica Blvd., No. 1091, Beverly Hills, CA 90210; Attention: Secretary, or call the Company promptly at (424) 732-1021.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Abri SPAC I, Inc., 9663 Santa Monica Blvd., No. 1091, Beverly Hills, CA 90210; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two (2) business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two (2) business days prior to the Special Meeting),. For illustrative purposes, based on funds in the trust account of approximately $13.8 million on July 26, 2023, the estimated per share conversion price would have been approximately $11.02.

In order to exercise your conversion rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on August 5, 2023 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: spacredemptions@continentalstock.com

and

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Charter Amendment Proposals and the Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by August 12, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our rights to convert into common stock will be worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Abri Ventures I, LLC(2)	1,728,078	58%
Jeffrey Tirman(2)(3)	1,728,078	58%
Nima Montazeri(3)	—	—
Christopher Hardt	—	—
Peter Bakker(3)	—	—
John Wepler(3)	—	—
Joseph Schottland(3)	—	—
Nadine Watt(3)	—	—
All directors and executive officers as a group (seven individuals)	1.728,078	58%

Holders of 5% of more of our Common Stock
Abri Ventures I LLC(2)	1,728,078	58%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Abri SPAC I, Inc., 9663 Santa Monica Blvd., No. 1091 Beverly Hills, CA 90210.

(2)      Abri Ventures I, LLC, our sponsor, is the record holder of the shares reported herein. Abri Advisors Limited is the managing member of our sponsor. Jeffrey Tirman, our Chairman and Chief Executive Officer, is the managing member of Abri Advisors Limited, and as such has voting and dispositive power over the shares owned by Abri Ventures I, LLC. By virtue of this relationship, Mr. Tirman may be deemed to have beneficial ownership of the securities held of record by our sponsor.

(3)      Each of our officers, directors and strategic advisors is, directly or indirectly, a member of our sponsor or have direct or indirect economic interests in our sponsor, and each of them disclaims any beneficial ownership of any shares held by our sponsor except to the extent of his or her ultimate pecuniary interest.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSALS

This is a proposal to amend ABRI’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which ABRI has to consummate a business combination (the “Extension”) from August 12, 2023 to February 12, 2024 (the latest such date extended being referred to as the “Extended Termination Date”) (the “Charter Amendment Proposals”).

All stockholders are encouraged to read the proposed Charter Amendment Proposals in its entirety for a more complete description of its terms. A copy of the proposed Charter Amendment Proposals is attached hereto as Annex A.

Reasons for the Proposed Charter Amendment Proposals

The purpose of the Charter Amendment Proposals is to allow ABRI more time to complete its initial business combination. ABRI’s Charter provides that ABRI has only until August 12, 2023 to complete a business combination.

On September 9, 2022, ABRI entered into an definitive Merger Agreement (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among Abri Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Abri (“Merger Sub”), Logiq, Inc., a Delaware corporation (“DLQ Parent”) whose common stock is quoted on the OTCQX Market under the ticker symbol, “LGIQ”, and DLQ, Inc., a Nevada corporation (“DLQ”) and wholly owned subsidiary of DLQ Parent, pursuant to which Merger Sub will merge with and into DLQ (the “Proposed Business Combination”) with DLQ surviving the Merger as a wholly owned subsidiary of Abri (the “Surviving Corporation”). In addition, in connection with the consummation of the Proposed Business Combination, ABRI will be renamed “Collective Audience, Inc.” (“CAUD”).

The Merger Agreement provides that ABRI has agreed to acquire all of the outstanding equity interests of DLQ for an aggregate of 11,400,000 shares of ABRI Common Stock, par value $0.001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of DLQ’s common stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the per share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of DLQ’s common stock equal to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the shares of DLQ’s common stock that are issued and outstanding immediately prior to the Effective Time.

Prior Merger Discussions with Apifiny Inc.

On January 27, 2022, Abri, Abri Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Abri (“Merger Sub”), Apifiny Inc., and the Sponsor (collectively, the “Apifiny Merger Parties”), signed a merger agreement, where Merger Sub would merge with Apifiny Inc., and Apifiny Inc. would be the surviving corporation in a “reverse triangular merger” transaction (the “Apifiny Merger Agreement”).

On July 22, 2022, the Apifiny Merger Parties entered into a termination of merger letter agreement (the “Merger Termination Agreement”). Pursuant to the Merger Termination Agreement, the Apifiny Merger Parties agreed to mutually terminate the Apifiny Merger Agreement, subject to the representations, warranties, conditions and covenants set forth in the Merger Termination Agreement. All Additional Agreements (as defined in the Apifiny Merger Agreement) (including the Parent and Company Stockholder Support Agreements) have also been terminated in accordance with their respective terms as of July 22, 2022, the Apifiny Merger Agreement Termination Date.

The Prior Extensions

As disclosed in the Company’s prospectus dated August 9, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter, if ABRI does not complete the initial Business Combination within twelve (12) months from the closing of the IPO, ABRI could extend the time to complete a business combination until August 12, 2023 with two 3-month extensions, by depositing an additional $573,392 into the Trust Account for each such extension (or $0.10 for each share of common stock issued in the IPO). If ABRI was unable to complete its initial business combination within such period, it would cease all operations except for the purpose of winding up the Company.

On August 12, 2022, in connection with the first extension, Abri deposited $573,392 (or $0.10 for each share of common stock issued in the IPO) into the trust account of ABRI (the “Trust Account”), which holds the net proceeds of the IPO, together with interest earned thereon, less amounts released to pay tax obligations, to extend the time to complete a business combination to November 12, 2022.

On November 1, 2022, in connection with the second extension, Abri deposited $573,392 (or $0.10 for each share of common stock issued in the IPO) into the Trust Account to extend the time to complete a business combination to February 12, 2023.

After the approval to extend the Termination Date to August 12, 2023 at the Extension Meeting, the Company made additional Extension payments into the Trust. On February 6, 2023, March 10, 2023, April 11, 2023, May 11, 2023, June 9, 2023 and July 10, 2023, Abri deposited $87,500 for each one-month extension (or $525,000 in total) into the Trust Account to extend the time to complete a business combination to August 12, 2023.

ABRI and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, and finalizing the Proposed Business Combination Registration Statement related to the transaction, but have determined that there will not be sufficient time before August 12, 2023 to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, ABRI’s board has determined that, given ABRI’s expenditure of time, effort and money on identifying DLQ as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposals and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposals and the Trust Amendment Proposal are so approved, and the Charter and the Trust Agreement are amended, ABRI will have to consummate an initial business combination before the Extended Termination Date.

If ABRI’s board of directors determines that ABRI will not be able to consummate an initial business combination by the Extended Termination Date, ABRI would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Charter Amendment Proposals, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to ABRI to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $13.8 million of marketable securities as of July 26, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if ABRI has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,728,078 shares of our common stock, which includes 1,433,480 shares that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 294,598 shares of our common stock, which we refer to as the “Private Placement Shares” that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

•        If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Company extends the Combination Period to February 12, 2024, there will be no additional payments made to the Trust Account.

•        Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Conversion Rights”).

•        Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $13.8 million of marketable securities as of July 26, 2023.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should also keep in mind that ABRI’s Sponsor, initial stockholders, officers and directors have interests in the proposals and the business combination that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        ABRI’s Sponsor has a fiduciary obligation to its members and Jeffrey Tirman, (ABRI’s Chief Executive Officer and Director) is the controlling member of our Sponsor. Mr. Tirman has a fiduciary obligation to both ABRI and the Sponsor, he may have a conflict of interest when voting.

•        If an initial business combination is not completed, ABRI will be required to dissolve and liquidate. In such event, the 1,433,480 Founder Shares which were acquired prior to the IPO and 294,598 Private Placement Shares included in the private placement units acquired in the private placement simultaneously with the closing of the IPO currently held by the initial stockholders, will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $15.8 million, and the Private Placement Shares had an aggregate market value of approximately $3.2 million, based on the closing price of $11.00 per share of ABRI’s Common Stock on the Nasdaq Stock Market as of July 26, 2023.

•        Because of these interests, ABRI’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the ABRI Common Stock declined to $5.00 per share after the close of the business combination, ABRI’s public stockholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while ABRI’s initial stockholders would have a gain of $4.98 per share because it acquired the Founder Shares for a nominal amount. In other words, ABRI’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

•        ABRI’s sponsor is ABRI Ventures I, LLC (“Sponsor”), and its managing member is Jeffrey Tirman. If an initial business combination, such as the Proposed Business Combination, is not completed, the Sponsor will lose an aggregate of approximately $2,970,980 million, comprised of the following:

•        approximately $2,970,980 million (the closing price was $11.00 per share of ABRI Common Stock on the Nasdaq Stock Market as of July 26, 2023) for the 1,433,480 Founder Shares and the 294,598 Private Placement Shares that were included in the units sold in the private placement simultaneously with the IPO, that the Sponsor holds;

•        the $10,000 monthly administrative fee under the administrative support agreement pursuant to which ABRI may delay payment of the same until the consummation of a business combination.

RISK FACTORS

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares of common stock and warrants following such a transaction, and our warrants would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Our sponsor, Abri Ventures I, LLC is controlled by Jeffrey Tirman, a Swiss citizen, and our chief executive officer. Mr. Tirman will not remain with the Company after the Proposed Business Combination. We therefore do not expect the post-combination company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, this could delay us in consummating our business combination. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by August 12, 2023 due to the passage of time relating to any governmental review, or because any such review process drags on beyond such timeframe, or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. In such situation, ABRI would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to ABRI (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law.

As promptly as reasonably possible following such redemption, ABRI would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, our public stockholders may only receive $11.02 per share. This will also cause you to lose the investment opportunity in the target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company may extend the time to complete a business combination until February 12, 2024.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or July 5, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of July 26, 2023, there was approximately $13.8 million in the Trust Account. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to February 12, 2024, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation could be higher than $11.02 per share (without taking into account any interest) in comparison to the current redemption price of approximately $11.02 per share. The closing price of the Company’s common stock on July 26, 2023 was $11.00. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment proposals are not approved and we do not consummate a business combination by August 12, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights that were included in the units purchased in the public offering, which will be worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposals and the Trust Amendment Proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposals unless our stockholders approve the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposals and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposals or the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on July 12, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposals and the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Charter Amendment Proposals.

PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of August 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the time to complete a business combination (the “Business Combination Period”) to February 12, 2024 with no additional payment to the trust account (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from August 12, 2023 until February 12, 2024.

The Company’s current Charter and Trust Agreement provide that the Company has until August 12, 2023 to complete a business combination without the payment of additional amounts into the Company’s Trust Account.

On September 9, 2022, the Company announced that it had entered into a definitive agreement for the Proposed Business Combination with DLQ. The Board of Directors of ABRI has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of ABRI. ABRI will hold a meeting of stockholders to consider and approve the Proposed Business Combination and a proxy statement/prospectus will be sent to all ABRI stockholders. ABRI and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination and finalizing the registration statement on Form S-4 filed on November 3, 2022 with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before August 12, 2023 (its current termination date) to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, the Proposed Business Combination. However, management believes that it can close the Proposed Business Combination before February 12, 2024.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by August 12, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Proposed Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares and Private Placement Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve the Charter Amendment Proposals and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposals and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on July 12, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

The Company’s Board recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

THE SPECIAL MEETING

Date, Time and Place.    For the purposes of the articles of association of ABRI, the virtual place of the meeting will be •••••. The Special Meeting will be held at 10:00 a.m., ET on August 7, 2023 virtually at:

TO INSERT MEETING INFORMATION

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Public Shares at the close of business on July 12, 2023, the Record Date for the Special Meeting. At the close of business on the Record Date, there were 2,980,450 shares of Common Stock outstanding each of which entitles its holder to cast one vote on the proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting. Morrow Sodali LLC is assisting the Company in the proxy solicitation process for this Special Meeting. The Company will pay that firm up to $25,000 in fees, plus disbursements for such services.

Required Votes

Charter Amendment Proposals.    The Charter Amendment Proposal must be approved by the affirmative vote of at least 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Trust Amendment Proposal.    The Trust Amendment Proposal must be approved by the affirmative vote of at least 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Adjournment Proposal.    The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposals unless our stockholders approve the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

The Sponsor and all of the Company’s directors, executive officers, initial stockholders and their affiliates are expected to vote any Common Stock owned by them in favor of the Charter Amendment Proposals and the Trust Amendment Proposal. On the Record Date, they beneficially owned and were entitled to vote 1,728,078 shares of Common Stock, representing approximately 58% of the Company’s issued and outstanding shares of Common Stock.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Extension Amendment is effective, the Trust Amendment is executed and the Proposed Business Combination is consummated, we expect that the post-Proposed Business Combination Company will hold its 2023 annual meeting of stockholders on or prior to December 31, 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Charter Amendment Proposals and the Trust Amendment Proposal are not approved and the Proposed Business Combination is not consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitation agent at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
Email: ASPA.info@investor.morrowsodali.com

OTHER INFORMATION

The Company’s 2022 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Secretary, Abri SPAC I, Inc. at chardt@abriadv.com.

Other Matters to Be Presented at the Special Meeting

The Company did not have notice of any matter to be presented for action at the Special Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment Proposals or the Adjournment by contacting us at the following address or telephone number:

Abri SPAC I, Inc.
9663 Santa Monica Blvd., No. 1091
Beverly Hills, CA 90210
(424) 732-1021

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
Email: ASPA.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than July 24, 2023.

Annex A

Charter Amendment

AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
ABRI SPAC I, INC.

August [*], 2023

Abri SPAC I, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “Abri SPAC I, Inc.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 18, 2021. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on August 9, 2021, and an amendment to the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 9, 2022 (together referred to as the “Amended and Restated Certificate”).

2.      This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3.      This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.      The text of Paragraph E of Article FIFTH is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by August 12, 2023, the Corporation, in its sole discretion determines to extend the amount of time to complete a Business Combination until February 12, 2024 in accordance with the terms of the Investment Management Trust Agreement, as amended, between the Corporation and Continental Stock Transfer & Trust Company (in either case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open such date being referred to as the “Termination Date”); then the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any interest for income or franchise taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law (“Dissolve”). In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding. In the event that the Corporation does not timely make all additional deposits into its Trust Account as required by the Corporation’s Investment Management Trust Agreement entered into at the time of the IPO, as amended, the Corporation shall Dissolve.”

Annex A-1

IN WITNESS WHEREOF, Abri SPAC I, Inc. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

ABRI SPAC I, INC.
By:
Name:	Jeffrey Tirman
Title:	Chief Executive Officer

Annex A-2

Annex B

AMENDMENT NO. 2
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of August [*], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Abri SPAC I, Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement on August 9, 2021 (the “Trust Agreement”);

WHEREAS, the Company and the Trustee entered into an Amendment to the Trust Agreement on December 9, 2022 (the “Trust Amendment”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a Special Meeting of the Company held on August 7, 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation (the “A&R COI”) giving the Company the right to extend the date by which it has to consummate a business combination until February 12, 2024; a (ii) a proposal to amend the Trust Agreement extending the Trust Account until February 12, 2024 with no additional payment to the trust account; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by February 12, 2024 (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.”

Annex B-1

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President
ABRI SPAC I, INC.
By:
Name:	Jeffrey Tirman
Title:	Chief Executive Officer

Annex B-2

PROXY CARD
ABRI SPAC I, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 7, 2023: The Proxy Statement is available at https://www.cstproxy.com/abri-spac/2023

The undersigned hereby appoints Morrow Sodali LLC as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Abri SPAC I, Inc. (the “Company”), to be held via teleconference as described in the Proxy Statement on August 7, 2023 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated July 26, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.       PROPOSAL 1. CHARTER AMENDMENT PROPOSALS — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO (A) EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION UNTIL FEBRUARY 12, 2024, AND (B) TO REMOVE THE NET TANGIBLE ASSET REQUIREMENT SO THAT THE COMPANY IS NOT REQUIRED TO HAVE NET TANGIBLE ASSETS OF AT LEAST $5,000,001 TO CONSUMMATE A BUSINESS COMBINATION.

For ☐ Against ☐ Abstain ☐

2.       PROPOSAL 2. TRUST AGREEMENT AMENDMENT PROPOSAL — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF AUGUST 9, 2022 AND AMENDED ON DECEMBER 9, 2022, BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ALLOWING THE COMPANY TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION FROM AUGUST 12, 2023 TO FEBRUARY 12, 2024 WITHOUT ANY ADDITIONAL PAYMENT TO THE TRUST ACCOUNT.

For ☐ Against ☐ Abstain ☐

3.       PROPOSAL 3. ADJOURNMENT PROPOSAL — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1 AND 2.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.